194 P-1
194 PA-1
                          SUPPLEMENT DATED MAY 1, 2005
                              TO THE PROSPECTUS OF
                         FRANKLIN STRATEGIC INCOME FUND
                           (FRANKLIN STRATEGIC SERIES)
                             DATED SEPTEMBER 1, 2004

The prospectus is amended as follows:

I. The following is added to section, "Goals and Strategies - Main Investment Strategies":

 The Fund may invest significantly in floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) which are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin. The Fund may also invest a portion of its assets in bank loans and loan participations. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors.

II. The following is added to the section, "Main Risks":

 LOAN RISK. Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

 Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

               Please keep this supplement for future reference.